                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         NORTHFIELD LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
[FRB LOGO]                                                          news
                                    RE:     NORTHFIELD LABORATORIES INC.
                                         1560 SHERMAN AVENUE, SUITE 1000
                                                      EVANSTON, IL 60201
                                                          (847) 864-3500
                                                  www.northfieldlabs.com

FOR FURTHER INFORMATION:

     AT NORTHFIELD LABORATORIES:           AT FRB | WEBER SHANDWICK:
     Steven A. Gould, M.D.                 Bill Schmidle         Cindy Martin
     Chief Executive Officer               Investors             Media
     (847) 864-3500                        (312) 640-6753        (312) 640-6741



FOR IMMEDIATE RELEASE
FRIDAY, AUGUST 9, 2002

           NORTHFIELD LABORATORIES URGES SHAREHOLDERS TO REVIEW PROXY
               MATERIALS AND RETURN BLUE PROXY CARDS IMMEDIATELY

EVANSTON, ILLINOIS, AUGUST 9, 2002 - NORTHFIELD LABORATORIES, INC. (NASDAQ/NMS:
NFLD), announced today that it has begun mailing proxy materials to shareholders for its September 13, 2002 annual meeting. Shareholders will receive a letter from Steven A. Gould, M.D., Northfield's Chairman and Chief Executive Officer, updating them on the status of the Company and its PolyHeme(TM) blood substitute product, together with Northfield's 2002 annual report and proxy statement.

Shareholders will also be receiving a letter from Dr. Gould inviting them to the annual meeting and urging them to complete and return their BLUE proxy cards to the Company immediately. The following is the text of Dr. Gould's letter:

As the new Chairman and Chief Executive Officer of Northfield Laboratories, and on behalf of the entire Northfield Board, I would like to take this opportunity to invite you to attend the 2002 Annual Meeting of Shareholders, at which we will report on the Company's progress and discuss with you its prospects for the future. We look forward to seeing you there. However, to ensure that your shares are represented, we ask that you sign, date and return the enclosed BLUE proxy today, whether or not you plan to attend the meeting on September 13th.

Your Board and management have a singular focus: to advance Northfield Laboratories and its breakthrough product, PolyHeme(TM), towards clinical, commercial and market success. It is important to note that:

     o Our dialogue with the FDA continues to be constructive. We are convinced that its concerns can be addressed and that a successful conclusion to the regulatory process is achievable.


                                     -MORE-

FRB | Weber Shandwick Worldwide serves as financial relations counsel to this company, is acting on the company's behalf in issuing this bulletin and receiving compensation therefor. The information contained herein is furnished for information purposes only and is not to be construed as an offer to buy or sell securities.

NORTHFIELD LABORATORIES INC.
ADD 1

     o We continue to actively pursue partnering opportunities with world-class pharmaceutical companies to fully exploit PolyHeme's potential to both save human life and deliver the return on investment that Northfield shareholders deserve.

     o We are actively exploring avenues of opportunity for additional funding.

     o We are aggressively working to build Northfield's recognition in both the scientific and investment communities.

Obviously these initiatives are interdependent. The uncertain economic times and market unrest have increased the challenges we face in achieving these goals. It is therefore unfortunate that a self-styled activist, C. Robert Coates, has chosen to subject your company to the unnecessary distraction and expense of a proxy contest at this year's annual meeting.

Mr. Coates is no stranger to proxy contests. He has repeatedly threatened Northfield in the past. Earlier this year, Coates and yet another hand-picked nominee were soundly rejected by the shareholders of Netro Corporation. Several years ago, after settling for one seat on the Board of Borland Software Corporation (formerly known as Inprise Corporation), he quit after only nine months on the job.

Now, Coates is seeking to elect himself and his crony, Bert R.Williams III, to your Board of Directors. You should be aware that the nominating committee of the Board, which is composed entirely of independent directors, met individually with Mr. Coates by phone and unanimously determined that candidates with significantly better qualifications were available.


         MAKE NO MISTAKE: NORTHFIELD SHAREHOLDERS' INTERESTS ARE BETTER
                  SERVED WITHOUT C. ROBERT COATES ON THE BOARD

You may expect to receive calls and letters from Mr. Coates and his paid agents seeking support for his "slate." He may even claim some responsibility for recent developments at Northfield. NOTHING COULD BE FURTHER FROM THE TRUTH. Mr. Coates has an apparent penchant for recognizing the obvious and adopting it as his own. Don't be misled. We believe that the presence of C. Robert Coates et. al. on the Northfield Board would be disruptive at best and would contribute nothing to the long-term value of your Northfield shares.

YOUR BOARD OF DIRECTORS AND NEW MANAGEMENT TEAM ARE COMMITTED TO PROTECTING AND ENHANCING THE VALUE OF YOUR INVESTMENT IN NORTHFIELD BY ENSURING THAT POLYHEME IS BROUGHT TO MARKET AS QUICKLY AND PROFITABLY AS POSSIBLE. DON'T JEOPARDIZE THE FUTURE VALUE OF YOUR INVESTMENT BY ALLOWING MR. COATES TO DISRUPT THIS PROCESS. I URGE YOU TO PROTECT YOUR INVESTMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

Thank you for your continued support.

                                     -MORE-

NORTHFIELD LABORATORIES INC.
ADD 2
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IMPORTANT

                       If your shares are held in your own
                 name, please sign, date and return the enclosed
                             BLUE proxy card today.
     If your shares are held in "Street-Name," only your broker or your bank can vote your shares. Please direct the person responsible for your account to execute on your behalf a BLUE proxy card with a vote FOR
                               Proposals 1 and 2.

  We urge you not to sign any proxy card you may receive from C. Robert Coates.
              ---

             If you have any questions or need assistance in voting
                           your shares, please call:

                           INNISFREE M&A INCORPORATED
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                         CALL TOLL-FREE: (888) 750-5834
                  Banks and Brokers call collect (212) 750-5833
--------------------------------------------------------------------------------

Statements in this release that are not strictly historical are "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results. These risks include, among others: competition from other blood substitute products; the company's ability to obtain regulatory approval to market PolyHeme commercially; the company's and/or its representative's ability to successfully market and sell PolyHeme; the company's ability to manufacture PolyHeme in sufficient quantities; the company's ability to obtain an adequate supply of raw materials; the company's ability to maintain intellectual property protection for its proprietary product and to defend its existing intellectual property rights from challenges by third parties; the availability of capital to finance planned growth; and the extent to which the hospitals and physicians using PolyHeme are able to obtain third-party reimbursement, as described in the company's filings with the Securities and Exchange Commission.



             VISIT THE NORTHFIELD WEBSITE AT: WWW.NORTHFIELDLABS.COM

                                      -30-